Summary Prospectus	March 1, 2016 (As revised July 28, 2016)
AMG Trilogy Global Equity Fund

Investor Class: TLGVX	Service Class: TLGSX	Institutional Class: TLGIX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://investor.amgfunds.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated March 1, 2016, as supplemented July 28, 2016, are incorporated by reference into this summary prospectus.
Investment Objective
The AMG Trilogy Global Equity Fund's (the “Fund”) investment objective is to achieve long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Service Class	Institutional Class
Management Fee	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.52%	0.37%	0.27%
Total Annual Fund Operating Expenses	1.22%	0.82%	0.72%
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$124	$387	$670	$1,477
Service Class	$ 84	$262	$455	$1,014
Institutional Class	$ 74	$230	$401	$ 894
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally common and preferred stocks). Trilogy Global Advisors, LP (“Trilogy” or the “Subadvisor”) considers equity securities to include common and preferred stocks, initial public offering (“IPO”) investments, securities convertible into equities (such as warrants and convertible bonds), and securities with equity characteristics, including, but not limited to, equity linked notes and participatory notes. Additionally, under normal circumstances, the Fund will invest at least 40% of its net assets, plus the amount of any borrowing for investment purposes, in investments of issuers located outside the United States, and/or investments that expose the Fund to such issuers, and the Fund will invest in issuers located in and/or have investments that expose the Fund to issuers located in a minimum of three countries, including the United States. The Fund considers an issuer to be located outside the United States if the issuer maintains its principal place of business outside the United States, its securities are traded principally outside the United States, it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed outside the United States or it has at least 50% of its assets outside the United States.
The Fund may allocate investments across all market capitalizations, but investments generally will be in large- and medium- sized companies. Trilogy may invest up to 25% of the Fund’s net assets in securities of issuers located in emerging market countries. The Subadvisor considers emerging market countries to be any country other than Canada, Luxembourg, the United States and the countries comprising the MSCI EAFE Index. The Fund considers an issuer to be located in an emerging market country if the issuer maintains its principal place of business in an emerging market country, its securities are traded principally in an emerging market country, it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or it has at least 50% of its assets in an emerging market country. The Subadvisor currently expects that the Fund’s portfolio will normally consist of between 80 to 120 securities. To gain exposure to foreign issuers, the Fund also may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other depositary receipts of non-U.S. listed companies. The Fund may also invest in derivative instruments, including but not limited to swaps, such as total return

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AMG Trilogy Global Equity Fund SUMMARY PROSPECTUS

swaps, equity index futures, currency forwards, exchange-traded futures, and forward foreign currency contracts.
The Subadvisor uses a bottom-up investment process driven by fundamental research conducted by its investment analysts. Under normal market conditions, the Subadvisor seeks to maintain a growth oriented focus and invest the Fund’s assets pursuant to the following core principles:
—	Earnings growth drives equity returns over the long term.
—	Early-stage and traditional growth companies provide the greatest opportunity.
—	Risk management with respect to the Fund’s portfolio should focus on avoiding losing money, rather than minimizing tracking error against the benchmark.
—	A disciplined investment process requires consistently idenitfying opportunities, evaluating potential returns and responding with timely buy/sell decisions.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Counterparty Risk—the counterparty to a derivatives contract may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Derivatives Risk—the use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates or indices, and the risk of mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
Emerging Markets Risk—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
Hedging Risk—there is no guarantee that hedging strategies will be successful.
IPO Risk—the prices of stocks purchased in initial public offerings (“IPOs”) can be very volatile and tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. The effect of IPOs on the Fund’s performance depends on a variety of factors.
Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.
Leverage Risk—borrowing and some derivative investments such as futures and forward commitment transactions, may magnify smaller adverse market movements into relatively larger losses.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadvisor’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Mid-Capitalization Stock Risk—the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Political Risk—changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.

2	AMG Funds

AMG Trilogy Global Equity Fund SUMMARY PROSPECTUS

Calendar Year Total Returns as of 12/31/15 (Service Class)
Best Quarter: 15.23% (1st Quarter 2012)
Worst Quarter: -9.75% (3rd Quarter 2015)
Average Annual Total Returns as of 12/31/15
AMG Trilogy Global Equity Fund	1 Year	Since Inception
Service Class Return Before Taxes
	-2.03%	4.98% [1]
Service Class Return After Taxes on Distributions
	-4.77%	3.41% [1]
Service Class Return After Taxes on Distributions and Sale of Fund Shares
	0.83%	3.79% [1]
Investor Class Return Before Taxes
	-2.45%	5.76% [2]
Institutional Class Return Before Taxes
	-1.94%	5.04% [1]
MSCI World Index (reflects no deduction for fees, expenses, or taxes)
	-0.87%	6.78% [1]
MSCI World Index (reflects no deduction for fees, expenses, or taxes)
	-0.87%	8.76% [2]
[1]	Service Class, Institutional Class and Index performance shown reflects performance since the inception date of the Fund’s Service Class and Institutional Class on March 1, 2011.
[2]	Investor Class and Index performance shown reflects performance since the inception date of the Fund’s Investor Class on March 1, 2012.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class shares only, and after-tax returns for Investor Class and Institutional Class shares will vary. The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and returns after taxes on distributions because they include a tax benefit resulting from the capital losses that would have been incurred.
Portfolio Management
Investment Manager
AMG Funds LLC (the “Investment Manager”)
Subadvisor
Trilogy Global Advisors, LP
Portfolio Managers
William Sterling
Chief Executive Officer, Chairman, Chief Investment Officer, and Senior Portfolio Manager of Trilogy; Portfolio Manager of the Fund since 03/11.
Robert Beckwitt
Managing Director and Senior Portfolio Manager of Trilogy; Portfolio Manager of the Fund since 03/11.
Gregory J. Gigliotti
Managing Director and Senior Portfolio Manager of Trilogy; Portfolio Manager of the Fund since 03/11.
François Campeau
Managing Director of Trilogy; Portfolio Manager of the Fund since 04/11.
Buying and Selling Fund Shares
Initial Investment Minimum
Investor Class
Regular Account: $2,000
Individual Retirement Account: $1,000
Service Class
Regular Account: $100,000
Individual Retirement Account: $25,000
Institutional Class
Regular Account: $1,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Investor Class and Service Class (all accounts): $100
Institutional Class (all accounts): $1,000
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in

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AMG Trilogy Global Equity Fund SUMMARY PROSPECTUS

the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG
Distributors, Inc. (the “Distributor”) and the Subadvisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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